CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Theresa D. Becks, the President and Chief Executive Officer of The Campbell Multi-Strategy Trust (the Registrant), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  March 11, 2009
       --------------
                                       By: /s/ Theresa D. Becks
                                           -----------------------
                                           Theresa D. Becks
                                           President and Chief Executive Officer
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  CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Gregory T. Donovan, Chief Financial Officer and Treasurer of The Campbell Multi-Strategy Trust (the Registrant), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  March 11, 2009
       --------------
                                       By: /s/ Gregory T. Donovan
                                           -------------------------------
                                           Gregory T. Donovan
                                           Chief Financial Officer and Treasurer